UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2021

Mr. Cooper Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 Cypress Waters Blvd.
Coppell, TX 75019
(Address of Principal Executive Offices, and Zip Code)

469-549-2000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 29,2021, Mr. Cooper Group Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2021. A copy of the press release is attached as Exhibit 99.1 and will be published in the Investors section on the Company’s website at www.mrcoopergroup.com. In connection with the release and the related conference call, the Company posted a presentation relating to its second quarter ended June 30,2021 financial results in the Investors section on the Company’s website.

The press release and presentation include certain non-generally accepted accounting principles financial measures. Reconciliations to the most directly comparable generally accepted accounting principles financial measures are included in the press release and the presentation.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 29, 2021, the Company announced that its Board of Directors authorized the repurchase of up to $500 million of its outstanding common stock. The new stock repurchase plan will go into effect upon the completion of the Company's current program which has a remaining capacity of approximately $4 million.

The repurchase program allows the Company to repurchase its common stock using open market stock purchases or privately negotiated transactions. The number of shares repurchased and the timing of repurchases will depend on a number of factors, including, but not limited to, share price, trading volume and general market conditions, along with working capital requirements, general business conditions and other factors. The stock repurchase program may be suspended, modified or discontinued at any time at the Company's discretion. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

99.1	Press release of Mr. Cooper Group Inc., dated July 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: July 29, 2021
	By:	/s/ Christopher G. Marshall
Christopher G. Marshall
Vice Chairman, President & Chief Financial Officer